                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) NOVEMBER 3, 2000


                     CREDIT SUISSE FIRST BOSTON (USA), INC.
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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         (State or other jurisdiction of incorporation or organization)


               1-6862                                 13-1898818
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      (Commission File Number)                      (I.R.S. Employer
                                                    (Identification No.)


       Eleven Madison Avenue, New York, New York                  10010
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            (Address of principal executive office)             (Zip Code)


                                 (212) 325-2000
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              (Registrant's telephone number, including area code)


                       Donaldson, Lufkin & Jenrette, Inc.
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          (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

On November 3, 2000, the registrant, formerly known as Donaldson, Lufkin & Jenrette, Inc., a Delaware corporation (the "Company"), became an indirect wholly owned subsidiary of Credit Suisse Group, a corporation organized under the laws of Switzerland ("CSG"), through the transactions described below in this Item 1 (collectively, the "Transaction"). In connection with the Transaction, the Company has changed its name to Credit Suisse First Boston
(USA), Inc.

The Company's DLJdirect tracking stock (that is, the common stock of the Company of the series designated Donaldson, Lufkin & Jenrette, Inc. -- DLJdirect Common Stock, par value $.10 per share) and, except as otherwise described in this report and the exhibits hereto, all other securities of the Company outstanding prior to the completion of the Transaction were not directly affected by the Transaction and remain outstanding.

THE TENDER OFFER. On September 8, 2000, a Tender Offer Statement on Schedule TO (as amended on September 19, 2000, October 6, 2000 and October 10, 2000, the "Schedule TO") was filed with the Securities and Exchange Commission by Diamond Acquisition Corp. (the "Purchaser"), a Delaware corporation and an indirect wholly owned subsidiary of CSG. The Schedule TO related to the offer by the Purchaser to purchase all outstanding shares of common stock of the Company of the series designated Donaldson, Lufkin & Jenrette, Inc. -- DLJ Common Stock, par value $.10 per share (the "Shares"), at a purchase price of $90.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated September 8, 2000 (as amended and supplemented, the "Offer to Purchase") and in the related Letter of Transmittal (which, together with the Offer to Purchase, collectively constituted the "Offer"). The Offer, as amended, expired by its terms at 12:00 midnight, New York City time, on November 2, 2000. On November 3, 2000, all conditions to the Offer having been satisfied, the Purchaser accepted for payment all Shares tendered pursuant to the Offer. At the expiration of the Offer, approximately 55,848,363 Shares were validly tendered and not withdrawn pursuant to the Offer, of which 3,299,044 were tendered pursuant to notices of guaranteed delivery. Such Shares constituted approximately 100% of the outstanding
Shares held by the public and total cash consideration to be paid for such tendered Shares is approximately $5.03 billion. Details with respect to the sources of this consideration are set forth in Item 7 of the Schedule TO, which is hereby incorporated by reference in this report.

THE STOCK PURCHASE. Also on November 3, 2000, CSG and certain of its subsidiaries completed the purchase (the "Stock Purchase") of all Shares held by AXA, S.A., formerly the Company's ultimate parent, and certain of its affiliates (the "AXA Entities") pursuant to a Stock Purchase Agreement dated as of August 30, 2000, as amended. The total consideration paid for the 90,445,000 Shares purchased from the AXA Entities comprised (i) 25,727,167 newly issued shares of CSG and (ii) $2,377,369,620 in cash. CSG and its subsidiaries obtained $1.9 billion of the cash portion of this consideration through a loan from the Company that matures on November 1, 2001 with interest at a spread above six-month LIBOR, and obtained the balance through the issuance of commercial paper by certain CSG subsidaries.

THE MERGERS. Also on November 3, 2000, pursuant to a Merger Agreement dated as of August 30, 2000, as amended, (i) the Purchaser transferred the Shares acquired through the Offer and the Stock Purchase, together with the Shares issued to the Purchaser by the Company as described in Item 2 of this report, to its wholly owned subsidiary, Diamond Restructuring Corporation, (ii) Diamond Restructuring Corporation was merged with and into the Company and (iii) the Purchaser was merged with and into Credit Suisse First Boston, Inc., a Delaware corporation and an indirect wholly owned subsidiary of CSG ("CSFBI"). As a result of these mergers, the Company became a direct wholly owned subsidiary of CSFBI and an indirect wholly owned subsidiary of CSG.

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DIRECTORS AND OFFICERS.

The table below sets forth the Company's directors and executive officers effective on completion of the mergers described above and their principal activities outside the Company.

 NAME OF DIRECTOR OR EXECUTIVE OFFICER                       PRINCIPAL ACTIVITIES OUTSIDE THE COMPANY
 -------------------------------------                       ----------------------------------------
Joe L. Roby                                                  Chairman of the Credit Suisse First Boston business
DIRECTOR                                                     unit ("CSFB BU")

Allen D. Wheat                                               Chairman of the Executive Board and President and Chief
PRESIDENT AND CHIEF EXECUTIVE OFFICER AND DIRECTOR           Executive Officer of the CSFB BU and Member of the
                                                             Executive Board of CSG

Anthony F. Daddino                                           Chief Administrative Officer of the CSFB BU
CHIEF FINANCIAL AND ADMINISTRATIVE OFFICER AND DIRECTOR

Brady W. Dougan                                              Head of Equities of the CSFB BU
DIVISION HEAD- EQUITIES AND DIRECTOR

D. Wilson Ervin                                              Head of Strategic Risk Management of the CSFB BU
HEAD OF STRATEGIC RISK MANAGEMENT

David C. Fisher                                              Chief Accounting Officer of the CSFB BU
CHIEF ACCOUNTING OFFICER

Gates H. Hawn                                                Head of Financial Services of the CSFB BU
HEAD OF FINANCIAL SERVICES AND DIRECTOR

Stephen A.M. Hester                                          Head of Fixed Income of the CSFB BU
DIVISION HEAD - FIXED INCOME AND DIRECTOR

Hamilton E. James                                            Co-Head of Investment Banking of the CSFB BU
DIVISION CO-HEAD - INVESTMENT BANKING AND DIRECTOR

Christopher G. Martin                                        Head of Technology, Operations and Finance of the CSFB BU
HEAD OF TECHNOLOGY, OPERATIONS AND FINANCE

Joseph T. McLaughlin                                         Executive Vice President - Legal and Regulatory Affairs of the
GENERAL COUNSEL AND DIRECTOR                                 CSFB BU

Garrett M. Moran                                             Head of Private Equity of the CSFB BU
HEAD OF PRIVATE EQUITY

Robert C. O'Brien                                            Chief Credit Officer of the CSFB BU
CHIEF CREDIT OFFICER

Richard E. Thornburgh                                        Vice Chairman of the Executive Board and Chief Financial
DIVISION HEAD - FINANCE, ADMINISTRATION AND OPERATIONS       Officer of the CSFB BU and Member of the Executive Board of CSG
AND DIRECTOR

Charles G. Ward, III                                         Co-Head of Investment Banking of the CSFB BU
DIVISION CO-HEAD - INVESTMENT BANKING AND DIRECTOR

Lewis H. Wirshba                                             Treasurer of the CSFB BU
TREASURER

* Robert M. Baylis                                           Member of the Board of Directors for various unaffiliated
  DIRECTOR                                                   companies and organizations

Philip K. Ryan                                               Member of the Executive Board and Chief Financial Officer of
DIRECTOR                                                     CSG

* Maynard J. Toll, Jr.                                       Retired Investment Banker.  Chairman, Edmund S. Muskie
  DIRECTOR                                                   Foundation.  President, Nelson & Toll Properties, Ltd.


----------------------------
*  Member of the Audit Committee of the Company's Board of Directors.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

As previously reported by the Company in its Current Report on Form 8-K dated October 26, 2000, with a view to integrating the businesses of the Company and CSG, and in anticipation of the completion of the Transaction, beginning on October 6, 2000, the Company and CSG initiated a series of transfers relating to certain proprietary fixed income and equity portfolios maintained by the Company and certain of its subsidiaries, on the one hand, and Credit Suisse First Boston Corporation, a U.S. registered broker dealer that is an indirect wholly owned subsidiary of CSG ("CSFB Corp."), and certain of its affiliates, on the other. On November 3, 2000, in conjunction with the closing of the Transaction, the final step in this series of transfers (collectively, the "Transfer") was completed as CSFBI transferred all of the outstanding shares of CSFB Corp. to the Company in exchange for newly issued Shares of the Company. As a result of the Transfer, CSFB Corp. became a direct wholly owned subsidiary of the Company.

In addition, to facilitate the integration of the asset management businesses of the Company and CSG, DLJ Asset Management Group, Inc. ("DLJAM"), previously an indirect wholly owned subsidiary of the Company, became an indirect wholly owned subsidiary of CSFBI through a series of share dividends and contributions.
The business of DLJAM will be combined with the business of Credit Suisse
Asset Management LLC.

Certain historical financial statements of CSFB Corp. and pro forma financial information reflecting the acquisition of CSFB Corp. by the Company through the Transfer are contained in the exhibits filed with this report. See Item 7 below.

ITEM 5. OTHER EVENTS

As a consequence of the Transaction described in Item 1 above and the Transfer described in Item 2 above, CSFB Corp. and its affiliates may be required to deliver a prospectus meeting the requirements of the Securities Act of 1933, as amended (the "Securities Act"), in connection with market-making transactions with respect to securities issued by the Company. Accordingly, each Securities Act registration statement of the Company or its affiliates and each prospectus and prospectus supplement into which this report is incorporated by reference is hereby amended and supplemented such that each reference to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") in connection with possible market-making transactions shall be deemed also to refer to CSFB Corp. and to any of their respective affiliates.

The Company has been advised by CSFB Corp. that it currently intends to make a market in securities of the Company or its affiliates to the same extent that DLJSC has previously done so. However, neither CSFB Corp. nor DLJSC nor any other affiliate of the Company is obligated to engage in any such market-making activity, and any such activity, if commenced, may be discontinued at any time.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                  CSFB Corp.'s audited consolidated statements of financial condition as of December 31, 1999 and 1998, and related audited consolidated statements of operations, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 1999, and the notes thereto, and CSFB Corp.'s unaudited condensed consolidated statement of financial condition as of June
                  30, 2000 and December 31, 1999, and related unaudited condensed consolidated statements of income for the six-month periods ended June 30, 2000 and 1999, the unaudited condensed consolidated statements of changes in stockholder's equity for the six-month period ended June 30, 2000 and the year ended December 31, 1999, and the unaudited condensed consolidated statements of cash flows for the six-month periods ended June 30, 2000 and 1999, and the notes thereto, are contained, respectively, in Exhibits 99.2 and 99.3 to this report.

         (b)      PRO FORMA FINANCIAL INFORMATION

                  The Company's unaudited pro forma combined condensed statement of financial condition as of June 30, 2000, and its unaudited pro forma combined condensed statements of income for the six-month period ended June 30, 2000 and the year ended December 31, 1999, and the notes thereto, are contained in Exhibit 99.4 to this report.

         (c)      EXHIBITS

                  See the Exhibit Index filed with this report.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                Credit Suisse First Boston (USA), Inc.


                                    /s/ ANTHONY  F. DADDINO
                                ------------------------------------
                                Anthony F. Daddino
                                CHIEF FINANCIAL AND ADMINISTRATIVE OFFICER



November 3, 2000

                                  Exhibit Index

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as exhibits hereto.

  Exhibit No.                                                   Description

      1.1 Agreement and Plan of Merger, dated as of August 30, 2000, among CSG, Purchaser and the Company, as amended (incorporated by reference to Exhibit (d)(1) to the Tender Offer Statement on Schedule TO filed by CSG and the Purchaser in relation to the Company on September 8, 2000 and Exhibit (d)(5) to Amendment
                 No. 2 to such Tender Offer Statement on Schedule TO/A filed by
                 CSG and the Purchaser in relation to the Company on October 6,
                 2000).

      1.2        Stock Purchase Agreement, dated as of August 30, 2000, among
                 CSG and the AXA Entities, as amended (incorporated by reference to Exhibit (d)(2) to the Tender Offer Statement on Schedule TO filed by CSG and the Purchaser in relation to the Company on September 8, 2000 and Exhibit (d)(6) to Amendment No. 2 to such
                 Tender Offer Statement on Schedule TO/A filed by CSG and the
                 Purchaser in relation to the Company on October 6, 2000).

      3.1        Certificate of Amendment to the Amended and Restated
                 Certificate of Incorporation of the Company.

      23.1       Consent of KPMG LLP.

      99.1       Press Release dated November 3, 2000 announcing the closing of the Transaction.

      99.2       Consolidated Financial Statements of CSFB Corp. as of
                 December 31, 1999 and 1998 and for each of the years in the three-year period ended December 31, 1999, with independent auditors' report thereon.

      99.3       Unaudited Condensed Consolidated Financial Statements of CSFB Corp. as of
                 June 30, 2000 and December 31, 1999 and for the six-month
                 periods ended June 30, 2000 and 1999.

      99.4       Unaudited Pro Forma Combined Condensed Financial Statements
                 of the Company as of June 30, 2000 and the six-month period ended June 30,
                 2000 and the year ended December 31, 1999 relating to the Transfer.


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